UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Loral Space & Communications Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒		No fee required.

☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF VIRTUAL ANNUAL MEETING OF LORAL STOCKHOLDERS

June 17, 2021

Notice is hereby given that Loral Space & Communications Inc.(“Loral” or the “Company”) will hold a virtual annual meeting of its stockholders (the “Loral Stockholder Meeting”) online via live webcast at 10:30 a.m., Eastern Time, on June 17, 2021. Due to the continuing public health impact of the coronavirus (COVID-19) pandemic, and for the health and well-being of our stockholders, employees and others, the Loral Stockholder Meeting will be held in virtual format only. You will be able to attend the Loral Stockholder Meeting via live webcast, vote your shares and submit questions by visiting www.meetingcenter.io/277547950. The password for the meeting is LORL2021. Online check-in will begin one hour prior to commencement of the Loral Stockholder Meeting, and we encourage you to allow ample time for the online check-in procedures. Whether or not you plan to attend the Loral Stockholder Meeting online, please vote your shares as promptly as possible by following the instructions below and in your proxy or voting instruction card.

We are holding the Loral Stockholder Meeting for the purposes of:

1.

Electing to the Board of Directors of Loral (the “Loral Board”) Mr. John D. Harkey, Jr. and Mr. Michael B. Targoff, who have been nominated by the Loral Board to continue to serve as Class II directors and whose current terms will expire at the Loral Stockholder Meeting (the “Director Election Proposal”);

2.

Acting upon a proposal to ratify the appointment of Deloitte & Touche LLP as Loral’s independent registered public accounting firm for the year ended December 31, 2020 (the “Accounting Firm Proposal”); and

3.	Acting upon a proposal to approve, by non-binding, advisory vote, the compensation of Loral’s named executive officers as described in this proxy statement (the “Say-On-Pay Proposal”).

The Loral Board initially set the record date for the Loral Stockholder Meeting for November 30, 2020; due to the expiration of deadlines under Loral’s organizational documents and applicable law, the Loral Board rescinded the former November 30, 2020 record date and set May 7, 2021 as the new record date (the “Record Date”) for the Loral Stockholder Meeting. Only holders of record of the Voting Common Stock of Loral, $0.01 par value per share (the “Loral Voting Common Stock”), at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Loral Stockholder Meeting. Loral will transact no other business at the Loral Stockholder Meeting except such business as may properly be brought before the meeting or any adjournment or postponement thereof by or at the direction of the Loral Board. Please refer to the proxy statement of which this notice is a part for further information with respect to the business to be transacted at the Loral Stockholder Meeting.

If you are a Loral stockholder of record (i.e., you hold your shares of Loral Voting Common Stock in certificated form or through Loral’s transfer agent, Computershare), you do not need to register to attend the Loral Stockholder Meeting virtually on the Internet. Please follow the instructions on the proxy or voting instruction card that you received.

If you hold your shares of Loral Voting Common Stock through an intermediary, such as a bank or broker, you must register in advance to attend the Loral Stockholder Meeting virtually on the Internet.

To register to attend the Loral Stockholder Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your shares of Loral Voting Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 14, 2021.

You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Requests for registration should be directed to Computershare at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Loral Space & Communications Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

The Loral Board recommends that Loral stockholders vote their shares in favor of the Director Election Proposal, in favor of the Accounting Firm Proposal and in favor of the Say-On-Pay Proposal.

This Notice and accompanying Proxy Statement and proxy or voting instruction card will be first mailed to you and to other stockholders of record commencing on or about May 20, 2021.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE LORAL STOCKHOLDER MEETING ONLINE, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE TO MAKE SURE THAT YOUR SHARES OF LORAL VOTING COMMON STOCK ARE REPRESENTED AT THE LORAL STOCKHOLDER MEETING. IF LORAL STOCKHOLDERS OF RECORD RETURN PROPERLY EXECUTED PROXIES BUT DO NOT INDICATE HOW THEIR SHARES OF LORAL VOTING COMMON STOCK SHOULD BE VOTED ON A PROPOSAL, THE SHARES OF LORAL VOTING COMMON STOCK REPRESENTED BY THEIR PROPERLY EXECUTED PROXY WILL BE VOTED AS THE LORAL BOARD RECOMMENDS AND, THEREFORE, “FOR” EACH OF THE DIRECTOR ELECTION PROPOSAL, THE ACCOUNTING FIRM PROPOSAL AND THE SAY-ON-PAY PROPOSAL. EVEN IF YOU PLAN TO ATTEND THE LORAL STOCKHOLDER MEETING ONLINE VIA WEBCAST, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY (1) ACCESSING THE INTERNET WEBSITE SPECIFIED ON YOUR PROXY CARD, (2) CALLING THE TOLL-FREE NUMBER SPECIFIED ON YOUR PROXY CARD OR (3) COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE PRIOR TO THE LORAL STOCKHOLDER MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE LORAL STOCKHOLDER MEETING. IF YOU VOTE YOUR SHARES ONLINE AT THE LORAL STOCKHOLDER MEETING, ANY PROXY PREVIOUSLY SUBMITTED WILL BE REVOKED.

By Order of the Board of Directors

Michael B. Targoff
Vice Chairman of the Board

May 20, 2021

i

Certain Relationships and Related Transactions	23

Other Matters
Solicitation of Proxies	23
Stockholder Proposals for 2021 Annual Meeting	23
Communications with the Loral Board of Directors	24
Householding	24

Where You Can Find More Information	25

ii

Loral Space & Communications Inc.

600 Fifth Avenue

New York, New York 10020

PROXY STATEMENT

Questions and Answers About the Annual Meeting and Voting

The following questions and answers are intended to address briefly some commonly asked questions regarding the Loral Stockholder Meeting. These questions and answers may not address all questions that may be important to you as a Loral stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the section entitled, “Where You Can Find More Information” beginning on page 25 of this proxy statement.

Q.Why am I receiving this proxy statement?

A.

The Loral Board is using this proxy statement to solicit proxies of Loral stockholders in connection with seeking approval of certain matters at the Loral Stockholder Meeting. At the meeting, Loral stockholders will be asked to:

●	Elect to the Loral Board John D. Harkey, Jr. and Michael B. Targoff, who have been nominated by the Loral Board to continue to serve as Class II directors and whose current term will expire at the Loral Stockholder Meeting (otherwise referred to herein as the “Director Election Proposal”);
●	Act upon a proposal to ratify the appointment of Deloitte & Touche LLP as Loral’s independent registered public accounting firm for the year ended December 31, 2020 (otherwise referred to herein as the “Accounting Firm Proposal”); and
●	Act upon a proposal to approve, on a non-binding, advisory basis, the compensation of Loral’s named executive officers as described in this proxy statement (otherwise referred to herein as the “Say-On-Pay Proposal” and, together with the Director Election Proposal and the Accounting Firm Proposal, the “Loral Stockholder Meeting Proposals”).

Q.Why was the Loral Stockholder Meeting for 2020 delayed?

A.

During 2020, Loral was in discussions with the Public Sector Pension Investment Board (“PSP Investments”), the other principal shareholder of Telesat Canada (“Telesat”), regarding a strategic transaction that ultimately resulted in the signing, on November 23, 2020, of the Transaction Agreement and Plan of Merger (as it may be amended from time to time and including all exhibits and schedules thereto, the “Transaction Agreement”) by and among Loral, Telesat Corporation (“Telesat Corporation”), Telesat, Telesat Partnership LP (“Telesat Partnership”), Telesat CanHold Corporation (“Telesat CanHoldco”), Lion Combination Sub Corporation (“Merger Sub”), PSP Investments and Red Isle Private Investments Inc. (“Red Isle”). The Transaction Agreement provides that, subject to the terms and conditions therein, Merger Sub will merge with and into Loral, with Loral surviving the merger as a wholly owned subsidiary of Telesat Partnership (the “Merger” and, together with the other transactions contemplated by the Transaction Agreement, the “Transaction”).

Completion of the Transaction requires (i) the affirmative vote of holders of a majority of the outstanding shares of Loral Voting Common Stock entitled to vote thereon (the “Statutory Vote”) and (ii) the affirmative vote of holders of a majority of the outstanding shares of Loral Voting Common Stock who are unaffiliated with MHR Fund Management LLC (“MHR”), Telesat Corporation, PSP Investments, Merger Sub, Telesat CanHoldco, Red Isle, Telesat Partnership or certain of their respective affiliates as provided in the Transaction Agreement (together with the Statutory Vote, the “Transaction Stockholder Vote”).

Telesat Corporation and Telesat Partnership have filed a registration statement with the Securities and Exchange Commission (“SEC”) relating to the Transaction (the “Transaction Registration Statement”). The Transaction Registration Statement includes a preliminary proxy statement of Loral, and when declared effective will include a definitive proxy statement of Loral, with respect to a meeting of Loral stockholders to consider approval of the Transaction and obtain the Transaction Stockholder Vote. Loral had expected to be able to convene a meeting to consider approval of the Transaction and obtain the Transaction Stockholder Vote together with the Loral Stockholder Meeting Proposals that are the subject of this proxy statement, but, due to timing considerations, including among others, those relating to the Nasdaq Notice discussed below, such was not feasible.

On January 5, 2021, Loral received a notice (the “Nasdaq Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that Loral was not in compliance with Rule 5620(a) of the Nasdaq Listing Rules (the “Nasdaq Rules”) as a result of Loral not having held an annual meeting of stockholders within 12 months of the end of its fiscal year on December 31, 2019. On February 17, 2021, Loral submitted to Nasdaq its plan to regain compliance with the Nasdaq Rules. On April 20, 2021, Loral received a notice from the Listing Qualifications Department of Nasdaq indicating that the Nasdaq staff had determined to grant Loral an extension to June 30, 2021 to regain compliance with the Nasdaq Rules; accordingly, the Loral Stockholder Meeting and the Loral Stockholder Meeting Proposals described herein are meant, among other things, to satisfy the requirements in respect of an annual meeting of stockholders for 2020.

Q.	Will there be another meeting of Loral stockholders with respect to the Transaction Stockholder Vote and when will it be?

A.

Yes. Loral intends to convene a special meeting of Loral stockholders to consider approval of the Transaction and obtain the Transaction Stockholder Vote. The record date and meeting date for this meeting will be set by the Loral Board in conjunction with finalizing and effectiveness of the Transaction Registration Statement.

Q.How can I attend the Loral Stockholder Meeting?

A.

The Loral Stockholder Meeting will be a completely virtual meeting of Loral stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Loral Stockholder Meeting only if you were a Loral stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Loral Stockholder Meeting. No physical meeting will be held.

You will be able to attend the Loral Stockholder Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/277547950. The password for the meeting is LORL2021. You also will be able to vote your shares online by attending the Loral Stockholder Meeting by webcast.

To participate in the Loral Stockholder Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares of Loral Voting Common Stock through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:30 a.m., Eastern Time. You are encouraged to access the meeting prior to the start time leaving ample time for check-in. Please follow the registration instructions as outlined in this proxy statement and in your proxy or voting instruction card.

Q.How do I register to attend the Loral Stockholder Meeting virtually on the Internet?

A.

If you are a Loral stockholder of record (i.e., you hold your shares of Loral Voting Common Stock in certificated form or through Loral’s transfer agent, Computershare), you do not need to register to attend the Loral Stockholder Meeting virtually on the Internet. Please follow the instructions on the proxy or voting instruction card that you received.

If you hold your shares of Loral Voting Common Stock through an intermediary, such as a bank or broker, you must register in advance to attend the Loral Stockholder Meeting virtually on the Internet.

To register to attend the Loral Stockholder Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your shares of Loral Voting Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 14, 2021.

You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Requests for registration should be directed to Computershare at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Loral Space & Communications Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Q:What if I have trouble accessing the Loral Stockholder Meeting virtually?

A:

The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416 or 1-781-575-2748.

Q.Who can vote at the Loral Stockholder Meeting?

A.

All of the holders of Loral Voting Common Stock of record as of the Record Date are entitled to receive notice of and to vote at the Loral Stockholder Meeting. As of the Record Date, there were 21,427,078 shares of Loral Voting Common Stock outstanding and entitled to vote at the Loral Stockholder Meeting. Each outstanding share of Loral Voting Common Stock is entitled to one vote on each proposal presented at the Loral Stockholder Meeting.

Q.What constitutes a quorum?

A.

To constitute a quorum for the conduct of the Loral Stockholder Meeting, there must be present at the Loral Stockholder Meeting online via webcast or by proxy Loral stockholders entitled to cast a majority of all the votes entitled to vote at the meeting. If you submit a proxy but fail to provide voting instructions or abstain on any of the proposals listed on the proxy card, your shares will be counted for the purpose of determining whether a quorum is present at the Loral Stockholder Meeting.

Q. What vote is required to approve the proposals?

A.	The proposals to be voted upon at the Loral Stockholder Meeting require the votes described below in order to be approved.

●	Director Election Proposal. Election of the Class II directors to the Loral Board requires a plurality of votes cast “FOR” each such director. This means that the two nominees with the most votes cast in their favor will be elected to the Class II directorships. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. If you do not wish to vote your shares for a nominee, you may indicate that in the space provided on the proxy card or the voting instruction card or withhold authority as prompted during telephone or Internet voting. In the unanticipated event that a director nominee is unable or declines to serve, the proxy will be voted for such other person as shall be designated by the Loral Board to replace the nominee, or in lieu thereof, the Loral Board may reduce the number of directors.
●	Accounting Firm Proposal. Approval requires the affirmative vote of a majority of all votes present, virtually or represented by proxy, at the Loral Stockholder Meeting and entitled to vote thereon. Abstentions will have the effect of votes against the proposal. “Broker non-votes,” if any, will not have any effect on the adoption of the proposal. Your broker has the authority to exercise discretion with respect to ratification of appointment of Deloitte & Touche LLP if it has not received your instructions for that proposal because that matter is treated as routine under applicable rules.
●	Say-On-Pay Proposal. Approval requires the affirmative vote of a majority of all votes present, virtually or represented by proxy, at the Loral Stockholder Meeting and entitled to vote thereon. Abstentions will have the effect of votes against the proposal. “Broker non-votes” will not have any effect on the adoption of the proposal. The results of this vote are not binding on the Loral Board, whether or not it is adopted by the aforementioned voting standard. In evaluating the vote on this advisory resolution, the Loral Board will consider the voting results in their entirety.

Q.How does the Loral Board recommend that I vote?

A.	The Loral Board recommends that the Loral stockholders vote “FOR” the Director Election Proposal, “FOR” the Accounting Firm Proposal and “FOR” the Say-On-Pay Proposal.

Q.What do I need to do now?

A.

Even if you plan to attend the Loral Stockholder Meeting virtually, after carefully reading and considering the information contained in this proxy statement, please respond by completing, signing and dating your proxy card or voting instruction card and returning it in the enclosed pre- addressed postage-paid envelope or, if available, by submitting your proxy by one of the other methods specified in your proxy card or voting instruction card as promptly as possible so that your shares of Loral Voting Common Stock will be represented and voted at the Loral Stockholder Meeting. Please refer to your proxy card or voting instruction card forwarded by your broker or other nominee to see which voting options are available to you. The method by which you submit a proxy will in no way limit your right to vote at the Loral Stockholder Meeting if you later decide to attend the meeting virtually. If, however, your shares of Loral Voting Common Stock are held in the name of a broker or other nominee, you must obtain a legal proxy, executed in your favor, from your broker or other nominee, to be able to vote online at the Loral Stockholder Meeting.

Q. How will my proxy be voted?

A.

All shares of Loral Voting Common Stock entitled to vote and represented by properly completed proxies received prior to the Loral Stockholder Meeting, and not revoked, will be voted at the Loral Stockholder Meeting as instructed on the proxies. If you properly sign, date and return a proxy card, but do not indicate how your shares of Loral Voting Common Stock should be voted on a matter, the shares of Loral Voting Common Stock represented by your proxy will be voted as the Loral Board recommends and, therefore, “FOR” the Director Election Proposal, “FOR” the Accounting Firm Proposal and “FOR” the Say-On-Pay Proposal. See “The Loral Stockholder Meeting — About Abstentions and Broker Non-Votes.”

Q.How can I change or revoke my vote?

A.	You may revoke your proxy or change your vote at any time before your proxy is voted at the Loral Stockholder Meeting in one of three ways:

●	Notify the Corporate Secretary of Loral in writing, in time to be received before the Loral Stockholder Meeting, that you are revoking your proxy;
●	Submit another proxy by mail, telephone or the Internet (or voting instruction card if you hold your shares in “street name”) with a later date; or
●	Vote online at the Loral Stockholder Meeting by following the instructions on your proxy or voting instruction card.

Q.What does it mean if I receive more than one proxy or voting instruction card?

A	It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your shares.

Q.Who will count the votes?

A.	Computershare Trust Company, N.A. (“Computershare”) will act as the inspector of election and will tabulate the votes.

Q.Who can help answer any other questions I might have?

A.

Loral has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Loral Stockholder Meeting. If you have any questions about the Loral Stockholder Meeting Proposals or how to submit your proxy or need additional copies of this proxy statement, the enclosed proxy card or voting instructions, you should contact: D.F. King, Loral’s proxy solicitor, by calling toll-free at (800) 821-8781. Banks, brokerage firms and other nominees may call collect at (212) 269-5550.

Important Notice Regarding the Availability of Proxy Materials

for the Loral Stockholder Meeting to Be Held on June 17, 2021

This Proxy Statement, a form of proxy and Loral’s Annual Reports on Form 10-K for the years ended December 31, 2019 and December 31, 2020 are available at: www.loral.com.

THE LORAL STOCKHOLDER MEETING

This proxy statement is being furnished in connection with the solicitation of proxies from Loral stockholders for use at the Loral Stockholder Meeting. This proxy statement and accompanying form of proxy are first being mailed to Loral stockholders on or about May 20, 2021.

Date, Time and Place

The Loral Stockholder Meeting will be held exclusively online via live webcast at 10:30 a.m., Eastern Time, on June 17, 2021. There will not be a physical meeting location. You will be able to attend the Loral Stockholder Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/277547950. The password for the meeting is LORL2021. You also will be able to vote your shares online by attending the Loral Stockholder Meeting by webcast. Online check-in will begin one hour prior to commencement of the Loral Stockholder Meeting, and Loral encourages you to allow ample time for the online check-in procedures. Please note that you will not be able to attend the Loral Stockholder Meeting in person.

To participate in the Loral Stockholder Meeting, you will need to review the information included on your proxy card or on the instructions that accompanied your proxy materials. If you are a Loral stockholder of record (i.e., you hold your shares of Loral Voting Common Stock in certificated form or through Loral’s transfer agent, Computershare), you do not need to register to attend the Loral Stockholder Meeting virtually on the Internet. Please follow the instructions on the proxy or voting instruction card that you received. If you hold your shares of Loral Voting Common Stock through an intermediary, such as a bank or broker, you must submit proof of your proxy power (legal proxy) reflecting your shares of Loral Voting Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 14, 2021. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to Computershare at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Loral Space & Communications Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Delayed 2020 Annual Meeting

During 2020, Loral was in discussions with PSP Investments, the other principal shareholder of Telesat, regarding a strategic transaction that ultimately resulted in the signing, on November 23, 2020, of the Transaction Agreement. Completion of the Transaction contemplated by the Transaction Agreement requires the Transaction Stockholder Vote. Telesat Corporation and Telesat Partnership have filed the Transaction Registration Statement, which includes a preliminary proxy statement of Loral, and when declared effective will include a definitive proxy statement of Loral, with respect to a meeting of Loral stockholders to consider approval of the Transaction and obtain the Transaction Stockholder Vote. Loral had expected to be able to convene a meeting to consider approval of the Transaction and obtain the Transaction Stockholder Vote together with the Loral Stockholder Meeting Proposals that are the subject of this proxy statement, but, due to timing considerations, including among others, those relating to the Nasdaq Notice discussed below, such was not feasible.

On January 5, 2021, Loral received the Nasdaq Notice from the Listing Qualifications Department of Nasdaq indicating that Loral was not in compliance with Rule 5620(a) of the Nasdaq Rules as a result of Loral not having held an annual meeting of stockholders within 12 months of the end of its fiscal year on December 31, 2019. On February 17, 2021, Loral submitted to Nasdaq its plan to regain compliance with the Nasdaq Rules. On April 20, 2021, Loral received a notice from the Listing Qualifications Department of Nasdaq indicating that the Nasdaq staff had determined to grant Loral an extension to June 30, 2021 to regain compliance with the Nasdaq Rules; accordingly, the Loral Stockholder Meeting and the Loral Stockholder Meeting Proposals described herein are meant, among other things, to satisfy the requirements in respect of an annual meeting of stockholders for 2020.

Loral intends to convene a special meeting of Loral stockholders to consider approval of the Transaction and obtain the Transaction Stockholder Vote. The record date and meeting date for this meeting will be set by the Loral Board in conjunction with finalizing and effectiveness of the Registration Statement.

Required Vote

In respect of each of the Accounting Firm Proposal and the Say-On-Pay Proposal: (i) the affirmative vote of holders of at least a majority of the shares of Loral Voting Common Stock present or represented by proxy at the Loral Stockholder Meeting and entitled to vote thereon will be required to approve such proposal, (ii) abstentions will have the same effect as a vote “AGAINST” such proposal and (iii) broker non-votes will not have any effect on the outcome of the vote for such proposal.

Approval of each Class II nominee for election to the Loral Board pursuant to the Director Election Proposal requires a plurality vote.

Who Can Vote

All of the holders of Loral Voting Common Stock of record as of the close of business on May 7, 2021, the Record Date for the Loral Stockholder Meeting, are entitled to receive notice of and to vote at the Loral Stockholder Meeting. As of the Record Date, there were 21,427,078 shares of Loral Voting Common Stock outstanding and entitled to vote at the Loral Stockholder Meeting. Each outstanding share of Loral Voting Common Stock is entitled to one vote on each proposal presented at the Loral Stockholder Meeting.

Record and Beneficial Stockholders of Loral

If your shares of Loral Voting Common Stock are held in certificated form or are registered directly in your name with Loral’s transfer agent, Computershare, you are considered a stockholder of record, and Loral sent the proxy materials directly to you.

If your shares of Loral Voting Common Stock are held in an account at a brokerage firm, bank or other intermediary, you are the beneficial owner of Loral Voting Common Stock held in “street name,” or in the general account of your nominee. Loral does not send proxy materials directly to its beneficial stockholders, regardless of whether they are objecting beneficial owners (“OBOs”) or non-objecting beneficial owners (“NOBOs”). Intermediaries generally forward proxy materials to beneficial holders. They are accountable for complying with stockholder requests to receive materials for stockholder meetings and to vote their shares.

Prior to the Loral Stockholder Meeting, Loral will have a list of Loral stockholders of record available for review in accordance with the Delaware General Corporation Law. If you are a beneficial stockholder of Loral and your shares of Loral Voting Common Stock are held in “street name,” your intermediary or its agent will appear on the list because it is the holder of record of your Loral shares.

Delivery of Materials

These proxy materials have been sent to you, as a Loral stockholder, by mail, or electronically if you requested it. Loral pays the costs of soliciting proxies from its record and beneficial stockholders, including the costs of:

●	forwarding printed proxy materials by mail to Loral stockholders (including NOBOs and OBOs), and
●	obtaining Loral beneficial owners’ voting instructions from their intermediaries.

If you use the Internet to vote or access proxy materials electronically, you may incur usage charges and other costs from Internet access providers or telephone companies.

How to Vote

If you are a stockholder of record, you may have your shares of Loral Voting Common Stock voted on matters presented at the Loral Stockholder Meeting in any of the following ways:

●	by proxy — stockholders of record have a choice of voting by proxy:
●	by telephone or over the Internet, by accessing the telephone number or website specified on the enclosed proxy card. The control number provided on your proxy card is designed to verify your identity when voting by telephone or by Internet. Please be aware that, if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible;
●	by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope; or
●	at the virtual meeting — you may attend and cast your vote online at the Loral Stockholder Meeting by following the instructions on your proxy or voting instruction card.

If you are a beneficial owner, you will receive instructions from your bank, brokerage firm or other nominee that you must follow in order to have your shares of Loral Voting Common Stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares voted. Please note that if you are a beneficial owner and wish to cast your vote online at the Loral Stockholder Meeting, you must provide a legal proxy from your bank, brokerage firm or other nominee at the Loral Stockholder Meeting.

Please refer to the instructions on your proxy or voting instruction card to determine the deadlines for voting over the Internet or by telephone. If you choose to submit a proxy by mailing a proxy card, your proxy card should be mailed in the accompanying prepaid reply envelope, and your proxy card must be filed with Loral’s Corporate Secretary by the time the Loral Stockholder Meeting begins.

If you vote by proxy, regardless of the method you choose to vote, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of Loral Voting Common Stock in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Loral Voting Common Stock should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Loral Stockholder Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Loral Voting Common Stock should be voted on a matter, the shares of Loral Voting Common Stock represented by your properly signed proxy will be voted “FOR” each of Loral’s nominees for Class II directorships, “FOR” the Accounting Firm Proposal and “FOR” the Say-On-Pay Proposal.

If you have any questions or need assistance voting your shares, please contact D.F. King, Loral’s proxy solicitor, by calling toll-free at (800) 821-8781. Banks, brokerage firms and other nominees may call collect at (212) 269-5550.

IT IS IMPORTANT THAT YOU VOTE YOUR SHARES OF LORAL VOTING COMMON STOCK AT THE LORAL STOCKHOLDER MEETING PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE LORAL STOCKHOLDER MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. STOCKHOLDERS WHO ATTEND THE LORAL STOCKHOLDER MEETING MAY REVOKE THEIR PROXIES BY VOTING ONLINE BY FOLLOWING THE INSTRUCTIONS ON THEIR PROXY OR VOTING INSTRUCTION CARD.

As of May 7, 2021, the Loral directors, nominees for director and named executive officers beneficially owned and were entitled to vote, in the aggregate, 8,702,873 shares of Loral Voting Common Stock (not including any shares of Loral Voting Common Stock deliverable upon the settlement of any Loral restricted stock units (“RSUs”) and unpaid dividends with respect to Loral RSUs), representing 40.6% of the outstanding shares of Loral Voting Common Stock. The directors and executive officers of Loral have informed Loral that they currently intend to vote all such shares of Loral Voting Common Stock “FOR” the Director Election Proposal, “FOR” the Accounting Firm Proposal and “FOR” the Say-On-Pay Proposal.

Voting by Proxy

Voting by proxy is the easiest way to vote, and Loral stockholders may do so by phone, mail or on the Internet. Voting by proxy means that you, as a Loral stockholder, are giving someone else (i.e., your proxyholder) the authority to attend the Loral Stockholder Meeting and vote your shares of Loral Voting Common Stock for you.

You, as a Loral stockholder, may appoint anyone to be your proxyholder and this person does not need to be a Loral stockholder. Your votes will be counted only if your proxyholder attends the Loral Stockholder Meeting and votes your Loral shares for you. Simply follow the instructions on the proxy form, and print the name of the person you would like to appoint as proxyholder in the space provided. If you vote by proxy but do not specify a proxyholder, the representatives of Loral appointed by the Loral Board as set forth on your proxy card or voting instructions will act as your proxyholder.

Proxyholders must vote Loral shares according to the instructions given to them by Loral stockholders. If you, as a Loral stockholder, do not specify your voting instructions, your proxyholder may vote as he/she sees fit. If you do not specify your voting instructions and you have appointed Loral representatives to act as your proxyholder, they will vote “FOR” approving the Loral Stockholder Meeting Proposals.

Revocation of Proxies

You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by giving written notice of revocation to Loral’s Corporate Secretary, which must be filed with the Corporate Secretary by the time the Loral Stockholder Meeting begins, or by attending the Loral Stockholder Meeting and voting online by following the instructions provided on your proxy or voting instruction card. Written notice of revocation should be mailed to: Loral Space & Communications Inc., Attention: Corporate Secretary, 600 Fifth Avenue, 16th Floor, New York, New York 10020.

Quorum

A majority of the shares of Loral Voting Common Stock outstanding at the close of business on the Record Date and entitled to vote, present online or represented by proxy, at the Loral Stockholder Meeting constitutes a quorum for the purposes of the Loral Stockholder Meeting. Shares of Loral Voting Common Stock represented at the Loral Stockholder Meeting but not voted, including shares of Loral Voting Common Stock for which a stockholder directs an “abstention” from voting, will be counted for purposes of determining a quorum. A quorum is necessary to transact business at the Loral Stockholder Meeting. Once a share of Loral Voting Common Stock is represented at the Loral Stockholder Meeting, it will be counted for the purpose of determining a quorum at the Loral Stockholder Meeting and any adjournment of the Loral Stockholder Meeting. If, however, a new record date is set for the adjourned Loral Stockholder Meeting, then a new quorum will have to be determined. In the event that a quorum is not present at the Loral Stockholder Meeting, it is expected that the Loral Stockholder Meeting will be adjourned.

Record Date

The Loral Board initially set the record date for the Loral Stockholder Meeting for November 30, 2020; due to the expiration of deadlines under Loral’s organizational documents and applicable law, the Loral Board rescinded the former November 30, 2020 record date and set May 7, 2021 as the new Record Date for the Loral Stockholder

Meeting. Only holders of record of Loral Voting Common Stock on the Record Date are entitled to vote at the Loral Stockholder Meeting. On the Record Date, there were 21,427,078 shares of Loral Voting Common Stock outstanding and entitled to vote. You will have one vote on all matters properly coming before the Loral Stockholder Meeting for each share of Loral Voting Common Stock that you owned on the Record Date.

About Abstentions and Broker Non-Votes

Under the Nasdaq listing rules, banks, brokerage firms or other nominees who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. Banks, brokerage firms and other nominees are, however, precluded from exercising their voting discretion with respect to approving non-routine matters. As a result, absent specific instructions from the beneficial owner of such shares of Loral Voting Common Stock, banks, brokerage firms and other nominees are not empowered to vote those shares of Loral Voting Common Stock on these non-routine matters. These broker non-votes will not be counted in respect of, and will not have an effect on, any of the Loral Stockholder Meeting Proposals. It is important, therefore, that you instruct your broker on how to vote your shares if you want your vote counted for purposes of approving the Director Election Proposal or the Say-On-Pay Proposal. Your broker has the authority to exercise discretion with respect to the Accounting Firm Proposal if it has not received your instructions for that proposal because that matter is treated as routine under applicable rules.

Adjournments and Postponements

Subject to Loral’s organizational documents and applicable law, the Loral Stockholder Meeting may be adjourned if a quorum is not present at the Loral Stockholder Meeting. An adjournment generally may be made with the affirmative vote of the holders of a majority of the shares of Loral Voting Common Stock present at, virtually or represented by proxy, and entitled to vote thereon at the Loral Stockholder Meeting. Notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, Loral may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Any adjournment of the Loral Stockholder Meeting for the purpose of soliciting additional proxies will allow Loral stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Loral Stockholder Meeting as adjourned.

PROPOSAL 1 — ELECTION OF DIRECTORS OF LORAL

Overview

Loral has three classes of directors serving staggered three-year terms, with each of Class I and Class II consisting of two directorships and Class III consisting of three directorships. The terms of the Class I, II and III directorships expire on the date of the Loral annual meeting in 2022, 2020 and 2021, respectively. One Class III directorship is currently vacant and will be vacant at the time of the Loral Stockholder Meeting and until the Loral Board either reduces its size or elects a candidate to fill such vacancy.

At the Loral Stockholder Meeting, Loral stockholders will be asked to elect the two nominees named in this proxy statement who have been nominated by the Loral Board to continue to serve as Class II directors and whose current terms will expire at the Loral Stockholder Meeting (otherwise referred to herein as the “Director Election Proposal”). Mr. John D. Harkey, Jr. and Mr. Michael B. Targoff, each of whom is a current Class II director, are the nominees to serve as Class II directors for a new three-year term. Each nominee, if elected, will serve for a term of three years and will remain in office until a qualified successor director has been elected or until he or she resigns or is removed from the Loral Board.

Class II directors will be elected by plurality vote. This means that the two nominees with the most votes cast in their favor will be elected to the Class II directorships. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. If a Loral stockholder does not wish to vote his, her or its shares for a nominee, such stockholder may indicate that in the space provided on the proxy card or the voting instruction card or withhold authority as prompted during telephone or Internet voting. In the unanticipated event that a director nominee is unable or declines to serve, the proxy will be voted for such other person as shall be designated by the Loral Board to replace the nominee, or in lieu thereof, the Loral Board may reduce the number of directors.

Nominees for Election to the Loral Board of Directors in 2020

Loral’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 9, 2021 (the “Loral 2020 10-K”), contains biographical sketches of each member of the Loral Board, including Loral’s nominees for the Director Election Proposal, Mr. John D. Harkey, Jr. and Mr. Michael B. Targoff, which sets out their experience, qualifications, attributes and skills. See the Loral 2020 10-K, which is incorporated by reference herein.

Additional Information Concerning the Board of Directors of Loral

During 2019, the Loral Board held six meetings and acted once by unanimous written consent, and during 2020, the Loral Board held eight meetings and acted twice by unanimous written consent. All directors attended at least 75% of the aggregate of the total number of meetings of the Loral Board and of committees of the Loral Board of which he or she was a member. Loral does not have a policy regarding directors’ attendance at annual meetings. Two members of the Loral Board attended the 2019 annual meeting of stockholders in person, and three members attended the meeting by telephone.

Board Leadership Structure

Loral’s amended and restated bylaws do not require that the positions of Chairman of the Board and Chief Executive Officer be held by the same person or by different individuals, and the Loral Board does not have a formal policy with respect to the separation or combination of these offices. After Loral’s corporate office restructuring resulting from the sale (the “SSL Sale”) in 2012 of Loral’s former subsidiary, Space Systems/Loral, LLC (formerly known as Space Systems/Loral, Inc.), including the termination of Mr. Targoff’s employment as Chief Executive Officer and President of Loral, the Loral Board did not believe that going forward it was necessary for Loral to employ a Chief Executive Officer. Thus, the position of Chief Executive Officer of Loral during 2019 and 2020 was, and currently is, vacant.

Director Compensation

Board and Committee Compensation Structure

The compensation structure adopted by the Loral Board and in effect for each of 2019 and 2020 was designed to achieve the following goals:

●	fairly pay directors for work required for a company of Loral’s size and scope; and
●	provide a compensation structure that is simple, transparent and easy to understand.

The compensation structure in effect for each of 2019 and 2020 for service on the Loral Board and its Standing Committees was as follows:

Board and Committee Compensation Structure

			Telephonic
			Meeting Fee
	Annual	In-Person	(over
	Fee(1)	Meeting Fee(2)	30 minutes)(3)

Board of Directors	$75,000	$1,500	$1,000

Executive Committee	No extra fees unless set on an ad hoc basis by the Loral Board of Directors

Audit Committee
Chairman	$70,000	$1,000	$500
Member	$60,000	$1,000	$500

Compensation Committee
Chairman	$5,000	$1,000	$500
Member	$2,000	$1,000	$500

Nominating Committee
Chairman	$5,000	$1,000	$500
Member	$2,000	$1,000	$500

(1)	Annual fees are payable to all directors, including Loral employees and consultants; fee is payable in three installments: on or about the date of Loral’s annual meeting of stockholders and four and eight months thereafter.
(2)	In-person meeting fees are not paid to Loral employees or consultants.
(3)	Telephonic meeting fees are not paid to Loral employees or consultants. For meetings of less than 30 minutes in duration, per-meeting fees may be paid if, in the discretion of the Chairman of the Board or Committee, as applicable, meaningful preparation was required in advance of the meeting.

Directors Compensation for Fiscal Year 2020

See “Directors Compensation for Fiscal Year 2020” contained in the Loral 2020 10-K, which is incorporated by reference herein.

Committees of the Board of Directors

Loral’s standing committees of the Loral Board are the Audit Committee, the Compensation Committee, the Executive Committee and the Nominating Committee. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on the Investor Relations — Corporate Governance section of Loral’s website at www.loral.com. These documents are also available upon written request to: Investor Relations, Loral Space & Communications Inc., 600 Fifth Avenue, 16th Floor, New York, New York 10020. The Executive Committee does not have a charter. Information concerning these committees is set out below.

Audit Committee

Members:	Arthur L. Simon (Chairman), John D. Harkey, Jr., John P. Stenbit
Number of Meetings in 2019:	Eight meetings and one action by unanimous written consent
Number of Meetings in 2020:	Eight meetings

The Loral Board has determined that all of the members of the Audit Committee meet the independence and experience requirements of the SEC and Nasdaq. Moreover, the Loral Board has determined that one of the Committee’s members, Mr. Simon, qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee is generally responsible for, among other things, (i) the appointment, termination and compensation of Loral’s independent registered public accounting firm and oversight of its services; (ii) approval of any non-audit services to be performed by the independent registered public accounting firm and related compensation; (iii) reviewing the scope of the audit proposed for the current year and its results; (iv) reviewing the adequacy of Loral’s disclosure and accounting and financial controls; (v) reviewing the annual and quarterly financial statements and related disclosures with management and the independent registered public accounting firm; (vi) monitoring Loral’s and the independent registered public accounting firm’s annual performance under the requirements of Sarbanes Oxley Act Section 404; and (vii) reviewing Loral’s internal audit function, which, after the SSL Sale, Loral has outsourced to a major certified public accounting firm, and findings from completed outsourced internal audits. The Audit Committee is also responsible for monitoring and overseeing Loral’s processes and procedures for risk assessment, risk management and compliance.

In addition, the Audit Committee, with input from management, reviews Loral’s compensation policies and practices for all employees to determine whether such policies and practices encourage excessive or unnecessary risk-taking that could have a material adverse effect on Loral. Based on such review, the Audit Committee believes that such policies and practices are not likely to have a material adverse effect on Loral.

Compensation Committee

Members:	Mark H. Rachesky, M.D. (Chairman), John D. Harkey, Jr.
Number of Meetings in 2019:	Two meetings
Number of Meetings in 2020:	Four meetings and one action by unanimous written consent

Loral’s Compensation Committee has primary responsibility for overseeing Loral’s executive compensation program, including compensation of Loral’s named executive officers described in the “Executive Compensation of Loral’s Named Executive Officers” section of this proxy statement. Loral’s Compensation Committee is composed of independent directors, as determined by Nasdaq listing standards. The Compensation Committee’s responsibilities are set forth in its charter. In order to fulfill its responsibilities pertaining to executive and director compensation, the Compensation Committee:

●	reviews, approves and, when appropriate, recommends to the Loral Board the compensation of officers and other senior executives of Loral;
●	proposes the adoption, amendment and termination of compensation plans and programs and oversees the administration of these plans and programs;

●	reviews, approves and, when appropriate, recommends to the Loral Board the form and amount of all stock incentive awards provided to eligible executives pursuant to applicable stock incentive plans; and
●	reviews and recommends to the Loral Board the form and amount of compensation paid to Loral’s directors.

Loral’s Compensation Committee has the authority to retain a consulting firm to assist it in the evaluation of compensation for Loral’s officers and has the authority to approve the consultant’s fees and other retention terms. In 2019 and 2020, the Compensation Committee did not retain any compensation consultants to assist in general or perform any other compensation analyses or reviews.

Executive Committee

Members:	Michael B. Targoff (Chairman), Mark H. Rachesky, M.D.
Number of Meetings in 2019:	None
Number of Meetings in 2020:	None

The Executive Committee performs such duties as are from time to time determined and assigned to it by the Loral Board.

Nominating Committee

Members:	John D. Harkey, Jr. (Sole Member and Chairman)
Number of Meetings in 2019:	One meeting
Number of Meetings in 2020:	One meeting

The Nominating Committee assists the Loral Board in (i) identifying individuals qualified to become members of the Loral Board (consistent with criteria approved by the Loral Board) and (ii) selecting, or recommending that the Loral Board select, the director nominees for the next annual meeting of Loral stockholders. The Nominating Committee will consider candidates for nomination as a director recommended by Loral stockholders, directors, officers, third-party search firms and other sources. Under its charter, the Nominating Committee seeks director nominees who have demonstrated exceptional ability and judgment. Nominees will be chosen with the primary goal of ensuring that the entire Loral Board collectively serves the interests of the Loral stockholders. Due consideration will be given to assessing the qualifications of potential nominees and any potential conflicts with Loral’s interests. The Nominating Committee will also assess the contributions of Loral’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Nominating Committee members may take into account such factors as they determine appropriate, including any recommendations made by the Chief Executive Officer of Loral and Loral stockholders. The Nominating Committee will review all candidates in the same manner, regardless of the source of the recommendation. Individuals recommended by Loral stockholders for nomination as a director will be considered in accordance with the procedures described under “Other Matters — Stockholder Proposals for 2021 Annual Meeting.”

Neither the Nominating Committee nor the Loral Board has a formal policy with regard to the consideration of diversity in identifying director candidates. As discussed above, however, the primary goal of the Nominating Committee is to identify candidates to ensure that the entire Loral Board collectively serves the interests of the Loral stockholders. Thus, in striving to achieve this goal, the Nominating Committee believes it is appropriate to consider a broad range of factors, including, among others, age, experience, skill, judgment and diversity of ethnic and cultural background of candidates for director.

Recommendation of the Loral Board

THE LORAL BOARD RECOMMENDS THAT THE LORAL STOCKHOLDERS VOTE “FOR” THE LORAL DIRECTOR NOMINEES.

PROPOSAL 2 — RATIFICATION OF LORAL’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders will act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company. If the stockholders, by the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Loral Stockholder Meeting and entitled to vote on this proposal, do not ratify the selection of Deloitte & Touche LLP, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee.

Overview

Loral stockholders will act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Loral. If the Loral stockholders do not ratify the selection of Deloitte & Touche LLP, the selection of the independent registered public accounting firm will be reconsidered by Loral’s Audit Committee.

For information on fees and services provided by Deloitte & Touche LLP, see Item 14 of the Loral 2020 10 K. Deloitte & Touche LLP will have a representative present at the Loral Stockholder Meeting who will have an opportunity to make a statement if he or she so desires and to respond to appropriate questions from stockholders.

Required Vote

The Accounting Firm Proposal requires the affirmative vote of the holders of a majority of the shares of Loral Voting Common Stock present or represented by proxy at the Loral Stockholder Meeting and entitled to vote on the Accounting Firm Proposal. Abstentions will have the effect of votes against the proposal. “Broker non-votes,” if any, will not have any effect on the adoption of the proposal.

Recommendation of the Loral Board

THE LORAL BOARD RECOMMENDS THAT THE LORAL STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ACCOUNTING FIRM PROPOSAL.

PROPOSAL 3 — ADVISORY VOTE ON COMPENSATION
PAID TO LORAL’S NAMED EXECUTIVE OFFICERS

Overview

As required by Rule 14a-21(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Loral is seeking an advisory vote on the compensation of Loral’s named executive officers as disclosed in the section of this proxy statement entitled “Executive Compensation of Loral’s Named Executive Officers,” including the summary compensation table and narrative discussion included in the associated Form 10-K.

Loral’s compensation program for its named executive officers is designed to (i) retain Loral’s named executive officers, who are critical to its long-term success; and (ii) motivate and reward them for achieving Loral’s short-term business and long-term strategic goals. Loral believes that in 2020 its executive compensation program was successful in implementing these objectives.

Stockholders are urged to read “Executive Compensation of Loral’s Named Executive Officers” of this proxy statement. The Loral Board believes that the compensation paid to Loral’s named executive officers is necessary, appropriate and properly aligned with its compensation philosophy and policies.

Stockholders are being asked to approve the following advisory resolution:

RESOLVED, that the compensation paid to Loral’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, which disclosure includes the summary compensation table and other executive compensation-related discussion, is hereby APPROVED.

Although the vote is non-binding, the Loral Board and Loral’s Compensation Committee will consider the voting results, along with other relevant factors, in connection with their ongoing evaluation of Loral’s compensation programs.

Required Vote

The affirmative vote of holders of at least a majority of the shares of Loral Voting Common Stock present or represented by proxy at the Loral Stockholder Meeting and entitled to vote on the Say-On-Pay Proposal will be required to approve the Say-On-Pay Proposal. Abstentions will have the same effect as a vote “AGAINST” the Say-On-Pay Proposal.

Brokers, banks and other nominees do not have discretionary authority to vote on the Say-On-Pay Proposal and will not be able to vote thereon absent instructions from the beneficial owner of any shares of Loral Voting Common Stock held of record by them. As a result, broker non-votes will have no effect on the outcome of the vote on the Say-On-Pay Proposal.

Recommendation of the Loral Board

THE LORAL BOARD RECOMMENDS THAT THE LORAL STOCKHOLDERS VOTE “FOR” THE SAY-ON-PAY PROPOSAL.

REPORT OF THE AUDIT COMMITTEE FOR 2019

The directors who serve on the Audit Committee are all “independent” for purposes of Nasdaq listing standards and applicable SEC rules and regulations. Among its functions, the Audit Committee reviews the financial reporting process of Loral on behalf of the Loral Board. Loral management has the primary responsibility for the consolidated financial statements and the financial reporting process. The independent registered public accounting firm is responsible for expressing opinions on the conformity of Loral’s financial statements to accounting principles generally accepted in the U.S. and on the effectiveness, in all material respects, of internal control over financial reporting, based on criteria established in “Internal Control — An Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission.

The Audit Committee has reviewed and discussed with Loral management Loral’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, originally filed with the SEC on March 12, 2020, and supplemented by Amendment No. 1 to Form 10-K filed with the SEC on March 26, 2020 (the “Loral 2019 10-K”), which includes Loral’s audited consolidated financial statements for the year ended December 31, 2019, and Loral management’s assessment of, and the independent audit of, the effectiveness of Loral’s internal control over financial reporting as of December 31, 2019.

For 2019, the Audit Committee operated under a written charter adopted by the Loral Board, which is available on Loral’s website at www.loral.com. All of the responsibilities enumerated in such charter, as in effect during 2019, were fulfilled for the year ended December 31, 2019.

The Audit Committee has reviewed and discussed with Loral management and the independent registered public accounting firm, Deloitte & Touche LLP, Loral’s consolidated financial statements as of and for the year ended December 31, 2019.

The Audit Committee has discussed with the independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the Sarbanes-Oxley Act of 2002, Public Company Accounting Oversight Board (United States) (“PCAOB”) Standard No. 16, Communication with Audit Committees, Rule 2-07, Communication with the Audit Committee, of Regulation S-X of the SEC and PCAOB Auditing Standard No. 5, An Audit of Internal Control over Financial Reporting that is Integrated with an Audit of Financial Statements.

The Audit Committee has received and reviewed the written disclosures from Deloitte & Touche LLP, required by PCAOB Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm the firm’s independence.

Based on the activities referred to above, the Audit Committee recommended to the Loral Board that the financial statements referred to above be included in the Loral 2019 10-K.

The Audit Committee

Arthur L. Simon, Chairman

John D. Harkey, Jr.

John P. Stenbit

REPORT OF THE AUDIT COMMITTEE FOR 2020

The directors who serve on the Audit Committee are all “independent” for purposes of Nasdaq listing standards and applicable SEC rules and regulations. Among its functions, the Audit Committee reviews the financial reporting process of Loral on behalf of the Loral Board. Loral management has the primary responsibility for the consolidated financial statements and the financial reporting process. The independent registered public accounting firm is responsible for expressing opinions on the conformity of Loral’s financial statements to accounting principles generally accepted in the U.S. and on the effectiveness, in all material respects, of internal control over financial reporting, based on criteria established in “Internal Control — An Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission.

The Audit Committee has reviewed and discussed with Loral management the Loral 2020 10-K, which includes Loral’s audited consolidated financial statements for each of the two years in the period ended December 31, 2020 and Loral management’s assessment of, and the independent audit of, the effectiveness of Loral’s internal control over financial reporting as of December 31, 2020.

For 2020, the Audit Committee operated under a written charter adopted by the Loral Board, which is available on Loral’s website at www.loral.com. All of the responsibilities enumerated in such charter, as in effect during 2020, were fulfilled for the year ended December 31, 2020.

The Audit Committee has reviewed and discussed with Loral management and the independent registered public accounting firm, Deloitte & Touche LLP, Loral’s consolidated financial statements as of and for the year ended December 31, 2020.

The Audit Committee has discussed with the independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the Sarbanes-Oxley Act of 2002, Public Company Accounting Oversight Board (United States) (“PCAOB”) Standard No. 16, Communication with Audit Committees, Rule 2-07, Communication with the Audit Committee, of Regulation S-X of the SEC and PCAOB Auditing Standard No. 5, An Audit of Internal Control over Financial Reporting that is Integrated with an Audit of Financial Statements.

The Audit Committee has received and reviewed the written disclosures from Deloitte & Touche LLP, required by PCAOB Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm the firm’s independence.

Based on the activities referred to above, the Audit Committee recommended to the Loral Board that the financial statements referred to above be included in the Loral 2020 10-K.

The Audit Committee

Arthur L. Simon, Chairman

John D. Harkey, Jr.

John P. Stenbit

EXECUTIVE COMPENSATION OF
LORAL’S NAMED EXECUTIVE OFFICERS

The Loral 2020 10-K contains information with respect to compensation awarded or paid to the Loral named executive officers for services rendered during Loral’s last two completed fiscal years ended December 31, 2020 and 2019, the outstanding equity awards of the Loral named executive officers as of December 31, 2020 and potential change in control and other post-employment payments to which the Loral named executive officers may be eligible, in each case, required by Section 402 of Regulation S-K. See Item 11 in the Loral 2020 10-K, which is incorporated by reference herein.

OWNERSHIP OF LORAL VOTING COMMON STOCK

Principal Holders of Loral Voting Common Stock

The table below lists Loral stockholders who, to the knowledge of Loral, beneficially own, control or direct, directly or indirectly, 5% or more of the issued and outstanding shares of Loral Voting Common Stock. This information is based solely on Loral’s review of public filings as of the Record Date.

	Amount and Nature		Percent
	of Beneficial		of
Name and Address	Ownership		Class(1)

Various funds affiliated with
MHR Fund Management LLC and Mark H. Rachesky, M.D.(2)
1345 Avenue of the Americas, 42nd Floor, New York, NY 10105	8,544,419	(3)	39.9	%(3)

Mario J. Gabelli and various entities directly or indirectly controlled by him or for which he serves as chief investment officer(4)
One Corporate Center, Rye, NY 10580-1435	2,169,674		10.1%

The Vanguard Group(5)
100 Vanguard Boulevard, Malvern, PA 19355	1,196,842		5.6%

(1)	Percent of class refers to percentage of class beneficially owned as the term beneficial ownership is defined in Rule 13d-3 under the Exchange Act and is based upon the 21,427,078 shares of Loral Voting Common Stock outstanding as of May 7, 2021.
(2)	Information based on Amendment Number 29 to Schedule 13D, filed with the SEC on November 25, 2020, relating to securities held for the accounts of each of MHR Capital Partners Master Account II Holdings LLC (“Master Account II Holdings”), a Delaware limited liability company, MHR Capital Partners (100) LP (“Capital Partners (100)”), MHR Institutional Partners LP (“Institutional Partners”), MHRA LP (“MHRA”), MHRM LP (“MHRM”), MHR Institutional Partners II LP (“Institutional Partners II”), MHR Institutional Partners IIA LP (“Institutional Partners IIA”) and MHR Institutional Partners III LP (“Institutional Partners III”), each (other than Master Account II Holdings) a Delaware limited partnership. MHR Capital Partners Master Account II LP (“Master Account II”), a limited partnership organized in the Republic of the Marshall Islands, is the sole member of Master Account II Holdings, and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the account of Master Account II Holdings. MHR Advisors LLC (“Advisors”) is the general partner of each of Master Account II and Capital Partners (100), and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Master Account II Holdings and Capital Partners (100). MHR Institutional Advisors LLC (“Institutional Advisors”) is the general partner of each of Institutional Partners, MHRA and MHRM, and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Institutional Partners, MHRA and MHRM. MHR Institutional Advisors II LLC (“Institutional Advisors II”) is the general partner of each of Institutional Partners II and Institutional Partners IIA, and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Institutional Partners II and Institutional Partners IIA. MHR Institutional Advisors III LLC (“Institutional Advisors III”) is the general partner of Institutional Partners III, and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the account of Institutional Partners III. MHR is a Delaware limited liability company that is an affiliate of and has an investment management agreement with Master Account II, Capital Partners (100), Institutional Partners, MHRA, MHRM, Institutional Partners II, Institutional Partners IIA and Institutional Partners III, and other affiliated entities, pursuant to which it has the power to vote or direct the vote and to dispose or to direct the disposition of the shares of Loral Voting Common Stock reported herein and, accordingly, MHR may be deemed to beneficially own the shares of Loral Voting Common Stock reported herein which are held for the account of each of Master Account II Holdings, Capital Partners (100), Institutional Partners, MHRA, MHRM, Institutional Partners II, Institutional Partners IIA and Institutional Partners III. MHR Holdings LLC (“MHR Holdings”), a Delaware limited liability company, is the managing member of MHR and, in such capacity, may be deemed to beneficially own any shares of Loral Voting Common Stock that are deemed to be beneficially owned by MHR.

MHRC LLC (“MHRC”) is the managing member of Advisors and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Master Account II Holdings and Capital Partners (100). MHRC I LLC (“MHRC I”) is the managing member of Institutional Advisors and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of Institutional Partners, MHRA and MHRM. MHRC II LLC (“MHRC II”) is the managing member of Institutional Advisors II and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Institutional Partners II and Institutional Partners IIA.

Mark H. Rachesky, M.D. (“Dr. Rachesky”) is the managing member of MHRC and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Master Account II Holdings and Capital Partners (100). Dr. Rachesky is the managing member of MHRC II and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Institutional Partners II and Institutional Partners IIA. Dr. Rachesky is the manager of

MHRC I and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Institutional Partners, MHRA and MHRM. Dr. Rachesky is the managing member of Institutional Advisors III and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the account of Institutional Partners III. Dr. Rachesky is the managing member of MHR Holdings, and, in such capacity, may be deemed to beneficially own the shares of Loral Voting Common Stock held for the accounts of each of Master Account II Holdings, Capital Partners (100), Institutional Partners, MHRA, MHRM, Institutional Partners II, Institutional Partners IIA and Institutional Partners III.

(3)	Includes 8,529,419 shares of Loral Voting Common Stock held by funds affiliated with MHR and 15,000 shares of Loral Voting Common Stock held directly by Dr. Rachesky. Various funds affiliated with MHR also own 9,505,673 shares of Non-Voting Common Stock of Loral, $0.01 par value per share (the “Loral Non-Voting Common Stock”), which, when taken together with the shares of Loral Voting Common Stock owned by all funds affiliated with MHR, represent approximately 58.4% of the issued and outstanding shares of Loral Voting Common Stock and Loral Non-Voting Common Stock as of the Record Date. Does not include 46,136 restricted stock units awarded to Dr. Rachesky that are payable, in the sole discretion of Loral, in cash or in stock.
(4)	Information based solely on Amendment No. 6 to Schedule 13D filed with the SEC on October 6, 2020 by Mario J. Gabelli and various entities which he directly or indirectly controls or for which he acts as chief investment officer (collectively, the “Gabelli Reporting Persons”). According to Amendment No. 6 to Schedule 13D, the Gabelli Reporting Persons beneficially own shares of Loral Voting Common Stock as follows: GAMCO Asset Management Inc. (“GAMCO”) beneficially owns 1,085,858 shares of Loral Voting Common Stock; Gabelli Funds, LLC (“Gabelli Funds”) beneficially owns 929,668 shares of Loral Voting Common Stock; Gabelli & Company Investment Advisors, Inc. beneficially owns 113,498 shares of Loral Voting Common Stock; Gabelli Foundation, Inc. (“Foundation”) beneficially owns 7,500 shares of Loral Voting Common Stock; MJG Associates, Inc. beneficially owns 29,400 shares of Loral Voting Common Stock; and Associated Capital Group, Inc. (“AC”) beneficially owns 3,750 shares of Loral Voting Common Stock. Mr. Gabelli is deemed to be the beneficial owner of all of the shares of Loral Voting Common Stock owned beneficially by each of the foregoing Gabelli Reporting Persons. Each of the Gabelli Reporting Persons has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the shares of Loral Voting Common Stock reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) GAMCO does not have the authority to vote 81,500 of the reported shares, (ii) Gabelli Funds has sole dispositive and voting power with respect to the shares of Loral Voting Common Stock held by certain funds for which it provides advisory services (the “Funds”) so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in Loral and, in that event, the proxy voting committee of each Fund shall respectively vote that Fund’s shares, (iii) at any time, the proxy voting committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such Fund under special circumstances such as regulatory considerations, and (iv) the powers of Mr. Gabelli, AC, GBL and GGCP, Inc. are indirect with respect to shares of Loral Voting Common Stock beneficially owned directly by other Gabelli Reporting Persons.
(5)	Information based solely on a Schedule 13G/A (Amendment No. 2), filed with the SEC on February 10, 2021, by The Vanguard Group (the “Vanguard Group”) relating to securities held, as of December 31, 2020. According to the Schedule 13G/A, the Vanguard Group has sole voting power with respect to no shares held, has shared voting power with respect to 16,783 shares held, sole dispositive power with respect to 1,171,247 shares held and shared dispositive power with respect to 25,595 shares held.

Loral Voting Common Stock Ownership by Loral Directors and Executive Officers

The following table presents the number of shares of Loral Voting Common Stock beneficially owned by the Loral directors, nominees for director and named executive officers and all Loral directors, nominees for director and named executive officers as a group as of May 7, 2021. Individuals have sole voting and dispositive power over the respective shares of Loral Voting Common Stock unless otherwise indicated in the footnotes.

	Amount and Nature
	of Beneficial		Percent of
Name of Individual	Ownership		Class(1)

John Capogrossi	7,803		*

Ravinder S. Girgla	0		*

John D. Harkey, Jr.	6,000	(2)	*

Avi Katz	0		*

Mark H. Rachesky, M.D.	8,544,419	(3)	39.9%

Arthur L. Simon	0	(4)	*

John P. Stenbit	6,000	(5)	*

Michael B. Targoff	124,766	(6)	*

Janet T. Yeung	13,885		*

All Loral directors, named executive officers and other executive officers as a group (9 persons)	8,702,873	(7)	40.6%

*	Represents holdings of less than one percent.
(1)	Percent of class refers to percentage of class beneficially owned as the term beneficial ownership is defined in Rule 13d-3 under the Exchange Act and is based upon the 21,427,078 shares of Loral Voting Common Stock outstanding as of as of May 7, 2021.
(2)	Does not include 18,452 vested Loral RSUs, payable, in the sole discretion of Loral, in cash or in stock.
(3)	Includes 8,529,419 shares of Loral Voting Common Stock held by funds affiliated with MHR and 15,000 shares of Loral Voting Common Stock held directly by Dr. Rachesky. Does not include 46,136 vested Loral RSUs held directly by Dr. Rachesky, payable, in the sole discretion of Loral, in cash or in stock. Does not include 9,505,673 shares of Loral Non-Voting Common Stock held by funds affiliated with MHR. Dr. Rachesky is deemed to be the beneficial owner of Loral Voting Common Stock and Loral Non-Voting Common Stock held by the funds affiliated with MHR by virtue of his status as the managing member of MHRC, MHRC II, Institutional Advisors III and MHR Holdings and as manager of MHRC I. See “Ownership of Loral Voting Common Stock – Principal Holders of Loral Voting Common Stock” above.
(4)	Does not include 15,877 vested Loral RSUs, payable, in the sole discretion of Loral, in cash or in stock. In addition, upon settlement of his restricted stock units, Mr. Simon is entitled to a payment of $81,600, which payment may be made, in the sole discretion of Loral, in cash or in stock.
(5)	Includes 6,000 shares of Loral Voting Common Stock owned by a trust for the benefit of Mr. Stenbit’s wife of which Mr. Stenbit disclaims beneficial ownership. Does not include 18,452 vested Loral RSUs, payable, in the sole discretion of Loral, in cash or in stock.
(6)	Includes 81,872 shares owned directly, 17,000 shares owned by a trust of which Mr. Targoff is a trustee and of which Mr. Targoff disclaims beneficial ownership and 25,894 shares owned by a charitable foundation of which Mr. Targoff is president and of which Mr. Targoff disclaims beneficial ownership.
(7)	Does not include 98,917 vested Loral RSUs, payable, in the sole discretion of Loral, in cash or in stock. Also does not include a payment of $81,600 to Mr. Simon upon settlement of his Loral RSUs, which payment may be made, in the sole discretion of Loral, in cash or in stock.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The Loral 2020 10-K contains information with respect to securities authorized for issuance under equity compensation plans required by Section 201(d) of Regulation S-K. See Note 9 to the Loral consolidated financial statements in the Loral 2020 10-K, which is incorporated by reference herein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For a description of certain relationships and related transactions between Loral, on the one hand, and MHR and Mr. Targoff, respectively, on the other hand, and director independence, see Item 13 of the Loral 2020 10-K, which is incorporated by reference herein.

OTHER MATTERS

Solicitation of Proxies

Loral has engaged D.F. King to assist in the solicitation of proxies for the Loral Stockholder Meeting and for the special meeting of Loral stockholders to be convened to consider approval of the Transaction and obtain the Transaction Stockholder Vote. Loral estimates it will pay D.F. King a fee of approximately $25,000 plus certain charges for specified solicitation services and reimbursement of a reasonable amount of out-of-pocket expenses.

Stockholder Proposals for 2021 Annual Meeting

If the Transaction is consummated, Loral will not have public stockholders and there will be no public participation in any future meeting of Loral stockholders. Loral currently expects to complete the Transaction in the third quarter of 2021 (provided that, if all conditions to closing are satisfied or waived, then PSP Investments and Loral each have the right to extend the closing for up to 120 days). If the Transaction Agreement is approved by the Transaction Stockholder Vote and the Transaction is consummated, Loral will become a wholly owned subsidiary of Telesat Partnership and, consequently, will not hold subsequent annual meetings of Loral stockholders. After the consummation of the Transaction, Loral stockholders will be entitled to participate, either directly as stockholders of Telesat Corporation or indirectly (by virtue of a trust voting agreement) as holders of Telesat Partnership units, in the annual meetings of the stockholders of Telesat Corporation.

If, however, the Transaction is not completed, Loral expects to hold an annual meeting of its stockholders later this year for 2021. If you intend for your proposal to be included in Loral’s 2021 proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act, you must send it to Loral’s Corporate Secretary within a reasonable amount of time following announcement of that meeting. Submitting a stockholder proposal does not guarantee that Loral will include it in its proxy statement if it does not satisfy the standards set forth in the rules of the SEC.

In addition, Loral’s amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in Loral’s proxy statement, to be brought before an annual meeting of Loral stockholders. Under Loral’s amended and restated bylaws, if a Loral stockholder desires to bring a matter before the annual meeting of stockholders or if a Loral stockholder wants to nominate a person for election to the Loral Board, such stockholder must follow the procedures outlined in Loral’s amended and restated bylaws. A copy of Loral’s amended and restated bylaws is available without charge to stockholders of record upon written request to Loral’s Corporate Secretary. Loral’s bylaw procedures are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in Loral’s proxy statement.

Loral’s amended and restated bylaws require timely notice in writing of any business a Loral stockholder proposes to bring before the annual meeting of Loral stockholders and/or the nomination any Loral stockholder proposes to make at the annual meeting of Loral stockholders. Notice of business proposed to be brought before the

Loral Stockholder Meeting and/or director nominations proposed to be made at the 2021 annual meeting of Loral stockholders must be received by Loral’s Corporate Secretary not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by Loral.

Communications with the Loral Board of Directors

Loral stockholders and other interested parties wishing to communicate with the Loral Board, the non- management directors or an individual Loral Board member concerning Loral may do so by writing to the Loral Board, to the nonmanagement directors or to the particular Loral Board member and mailing the correspondence to Loral Space & Communications Inc., 600 Fifth Avenue, 16th Floor, New York, New York 10020, Attention: President, General Counsel and Secretary. If from a Loral stockholder, the envelope should indicate that it contains a stockholder communication. All such communication will be forwarded to the director or directors to whom the communications are addressed.

Householding

The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Only one copy of this proxy statement is being delivered to multiple Loral stockholders sharing an address unless Loral has received contrary instructions from one or more of Loral stockholders. If a Loral stockholder at a shared address to which a single copy of this proxy statement was delivered wishes to receive a separate copy of this proxy statement, he, she or it should direct such stockholder’s written request to Loral Space & Communications Inc., Attention: Corporate Secretary, 600 Fifth Avenue, 16th Floor, New York, New York 10020 or contact Loral at (212) 697-1105. The Loral stockholder will be delivered, without charge, a separate copy of this proxy statement promptly upon request. If Loral stockholders at a shared address currently receiving multiple copies of this proxy statement wish to receive only a single copy of this document, they should contact Loral’s Corporate Secretary in the manner provided above.

WHERE YOU CAN FIND MORE INFORMATION

Loral files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any documents Loral files at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Loral’s SEC filings also are available to the public at the SEC website at www.sec.gov. Also, you may obtain free copies of the documents Loral files with the SEC, including this proxy statement, by going to the Investor Relations page of Loral’s corporate website at www.loral.com. Loral’s website address is provided as inactive textual references only. The information provided on Loral’s website, other than copies of the documents listed below that have been filed with the SEC, are not part of this proxy statement and, therefore, are not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows Loral to “incorporate by reference” into this proxy statement documents Loral files with the SEC. This means that Loral may disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that Loral files with the SEC will update and supersede that information. Loral incorporates by reference the documents listed below and any documents subsequently filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the date of the Loral Stockholder Meeting.

●	Report on Form 10-K for the fiscal year ended December 31, 2020 (filed with the SEC on March 9, 2021); and
●	Current Report on Form 8-K, filed with the SEC on April 26, 2021.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning Loral, without charge, by written or telephonic request directed to Loral Space & Communications Inc., Attention: Corporate Secretary, 600 Fifth Avenue, 16th Floor, New York, New York 10020, Telephone (212) 697-1105; or D.F. King, Loral’s proxy solicitor, by calling toll-free at (800) 821-8781 or collect at (212) 269-5550; or from the SEC through the SEC website at www.sec.gov. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

Notwithstanding the foregoing, information furnished by Loral on any Current Report on Form 8-K, including the related exhibits, that, pursuant to and in accordance with the rules and regulations of the SEC, is not deemed “filed” for purposes of the Exchange Act will not be deemed to be incorporated by reference into this proxy statement.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF LORAL VOTING COMMON STOCK AT THE LORAL STOCKHOLDER MEETING. LORAL HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 20, 2021. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Loral Space & Communications Inc. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/LORL or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at Using a black ink pen, mark your votes with an X as shown in this example. www.investorvote.com/LORL Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Electing to the Loral Board Mr. John D. Harkey, Jr. and Mr. Michael B. Targoff, who have been nominated by the Loral Board to continue to serve as Class II directors and whose current terms will expire at the Loral Stockholder Meeting (the “Director Election Proposal”). For Withhold For Withhold 01 - John D. Harkey, Jr. 02 - Michael B. Targoff For Against Abstain For Against Abstain 2. Acting upon a proposal to ratify the appointment of Deloitte & Touche LLP as Loral’s independent registered public accounting firm for the year ending December 31, 2020 (the “Accounting Firm Proposal”). 3. Acting upon a proposal to approve, by non-binding, advisory vote, the compensation of Loral’s named executive officers as described in the proxy statement/prospectus (the “Say-On-Pay Proposal”). Please sign exactly as name or names appear hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such; if by a corporation, by an authorized officer; if by a partnership, in partnership name by an authorized person. For joint owners, all co-owners must sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 03DT0E B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. Virtual Annual Meeting Proxy Card

The 2020 Virtual Annual Meeting of Stockholders of Loral Space & Communications Inc. will be held on June 17, 2021 at 10:30 A.M. Eastern time, virtually via the internet at www.meetingcenter.io/277547950. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — LORL2021. q IF VOTING BY MAIL, SIGN, D ACH AND R URN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Virtual Annual Meeting of Stockholders Revocable Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2021 Avi Katz and John Capogrossi, and each of them, are hereby appointed the proxies of the undersigned, with full power of substitution on behalf of the undersigned to vote, as designated below, all the shares of the undersigned at the Virtual Annual Meeting of Stockholders of LORAL SPACE & COMMUNICATIONS INC. (“Loral”), to be held exclusively online via live webcast at www.meetingcenter.io/277547950, at 10:30 A.M. Eastern time on June 17, 2021 and at all adjournments or postponements thereof, in the manner provided below and in such person’s or persons’ sole discretion upon any other matter that may properly come before such meeting or any adjournment or postponement thereof, including to vote for the election of a substitute nominee for director as such person or persons may select in the event a nominee becomes unable to serve. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated, this PROXY will be voted FOR the election of nominees listed hereon and FOR Proposals 2 and 3. The Board of Directors recommends that stockholders vote their shares in favor of the election of the Class II Directors who have been nominated by the Board and in favor of Proposals 2 and 3. The stockholder(s) signed on the reverse side of this Proxy acknowledge(s) receipt of the Notice of Annual Meeting and accompanying Proxy Statement. (Items to be voted appear on reverse side.) Change of Address — Please print new address below. + C Non-Voting Items Proxy — Loral Space & Communications Inc. ET ET Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/LORL

Loral Space & Communications Inc. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Electing to the Loral Board Mr. John D. Harkey, Jr. and Mr. Michael B. Targoff, who have been nominated by the Loral Board to continue to serve as Class II directors and whose current terms will expire at the Loral Stockholder Meeting (the “Director Election Proposal”). For Withhold For Withhold 01 - John D. Harkey, Jr. 02 - Michael B. Targoff For Against Abstain For Against Abstain 2. Acting upon a proposal to ratify the appointment of Deloitte & Touche LLP as Loral’s independent registered public accounting firm for the year ending December 31, 2020 (the “Accounting Firm Proposal”). 3. Acting upon a proposal to approve, by non-binding, advisory vote, the compensation of Loral’s named executive officers as described in the proxy statement/prospectus (the “Say-On-Pay Proposal”). Please sign exactly as name or names appear hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such; if by a corporation, by an authorized officer; if by a partnership, in partnership name by an authorized person. For joint owners, all co-owners must sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 03DT1E B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. Virtual Annual Meeting Proxy Card

q IF VOTING BY MAIL, SIGN, D ACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of 2020 Virtual Annual Meeting of Stockholders Revocable Proxy Solicited by Board of Directors for Annual Meeting — June 17, 2021 Avi Katz and John Capogrossi, and each of them, are hereby appointed the proxies of the undersigned, with full power of substitution on behalf of the undersigned to vote, as designated below, all the shares of the undersigned at the Virtual Annual Meeting of Stockholders of LORAL SPACE & COMMUNICATIONS INC. (“Loral”), to be held exclusively online via live webcast at www.meetingcenter.io/277547950, at 10:30 A.M. Eastern time on June 17, 2021 and at all adjournments or postponements thereof, in the manner provided below and in such person’s or persons’ sole discretion upon any other matter that may properly come before such meeting or any adjournment or postponement thereof, including to vote for the election of a substitute nominee for director as such person or persons may select in the event a nominee becomes unable to serve. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated, this PROXY will be voted FOR the election of nominees listed hereon and FOR Proposals 2 and 3. The Board of Directors recommends that stockholders vote their shares in favor of the election of the Class II Directors who have been nominated by the Board and in favor of Proposals 2 and 3. The stockholder(s) signed on the reverse side of this Proxy acknowledge(s) receipt of the Notice of Annual Meeting and accompanying Proxy Statement. (Items to be voted appear on reverse side.) Proxy — Loral Space & Communications Inc. ET